Exhibit 1.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" and to the use of our report dated March 18, 2008 in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of Claymore Securities Defined Portfolios, Series 268, GNMA Portfolio, Series 17 dated November 30, 2007.

                                                          /s/ Grant Thornton LLP


Chicago, Illinois
March 28, 2008